UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2007


                            Techprecision Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                      0-51378                  51-0539828
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)

          Bella Drive, Westminster, Massachusetts                  01473
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          Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.

      On or about February 13, 2007, the Company entered into an agreement with Sovereign Bank dated January 29, 2007 which (i) reduced the interest rate on its revolving credit line from prime plus 1 1/2% to prime plus 1% and (ii) provided for the Company to borrow up to $500,000 at prime plus 1% in order to financing capital expenditures. Under this capital expenditures facility, the Company may borrow up to $500,000 until the February 1, 2008, with interest only payable through February 1, 2008 and the principal to be amortized over a five-year term commencing March 1, 2008. As of this date of this report, the Company had not borrowed any money under either the revolving credit line or the capital expenditures facility.

Item 8.01 Other Events.

      Pursuant to the stock purchase agreement dated August 17, 2005, by which the Company acquired the stock of Ranor, Inc., the Company placed $925,000 of the purchase price payable to Ranor's two principal stockholders (the "sellers") in an escrow account to secure the sellers' liabilities for any breach of their representations and warranties under the stock purchase agreement. In January 2007, the Company made a claim under the escrow agreement for damages resulting from breaches of the sellers' representations and warranties under the stock purchase agreement. On February 13, 2007, the Company entered into a settlement agreement with the sellers pursuant to which $500,000 of the escrow account was paid to the Company, the balance of the escrow account was paid to the sellers, and the Company and the sellers exchanged general releases.


Item 9.01  Financial Statements and Exhibits.


            Exhibits

            99.1 First amendment dated January 29, 2007 to loan and security agreement dated February 24, 2006, between Ranor, Inc. and Sovereign Bank and forms of notes.

            99.2 Settlement agreement and general release dated February 13, 2007, among the Company, Green Mountain Partners III, L.P.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TECHPRECISION CORPORATION
                                               (Registrant)

Date: February 7, 2007                  /s/ James G. Reindl
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                                            James G. Reindl, Chairman